INCOME TAXES (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Federal income taxes at statutory rate	$ 1,007	$ 999
State taxes, net of federal benefit	102	83
Increase (decrease) in taxes resulting primarily from:
Non-taxable income on bank-owned life insurance	(180)	(174)
Tax exempt income	(463)	(263)
Other	(48)	14
Effective Income Tax Rate Reconciliation, Nondeductible Expense, Amount	$ 418	$ 659
Effective tax rate	14.36%	22.43%